===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                        LAKE CHARLES, LOUISIANA  70602



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


     The annual meeting of the stockholders of Calcasieu Real Estate and Oil Co., Inc., (the "Company") will be held at Bank One, Third Floor, One Lakeside Plaza, Lake Charles, Louisiana 70601, April 25, 2002, at 11:00 a.m., to:

     1.  Fix the number of directors at nine and elect directors.

     2.  Transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on January 31, 2002, are entitled to notice of and to vote at the meeting.

Lake Charles, Louisiana
February 28, 2002



BY ORDER OF THE BOARD OF DIRECTORS


/s/ Charles D. Viccellio                /s/ Arthur Hollins, III
_______________________________         ___________________________________
Charles D. Viccellio                    Arthur Hollins, III
Vice President & Secretary              President


PLEASE DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO ADDITIONAL POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE APPRECIATED.

                    CALCASIEU REAL ESTATE AND OIL CO., INC.
                              POST OFFICE BOX 899
                         LAKE CHARLES, LOUISIANA  70602

                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

                                 APRIL 25, 2002

                                    GENERAL

     The accompanying proxy is solicited on behalf of the Board of Directors of Calcasieu Real Estate and Oil Co., Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held April 25, 2002, at the time and place and for the purposes set forth in accompanying Notice of Meeting. The date of this Proxy Statement is February 28, 2002.

     The shares represented by any proxy in the enclosed form, if it is properly executed and received at or prior to the meeting, will be voted in accordance with the specifications made thereon. Proxies received, on which no specification is made, will be voted for setting the number of directors at nine and for election as directors the nine nominees named herein. Proxies are revocable by written notice to the Secretary at any time prior to their exercise and will be deemed revoked by attendance and voting at the meeting.

     All expenses of preparing, printing and mailing the proxy and all materials used in solicitation will be borne by the Company. Proxies may also be solicited in person or by telephone or fax by directors, officers and other employees of the Company, none of whom will receive additional compensation for such services. The Company will also request brokerage houses, custodians and nominees to forward these materials to the beneficial owners of the stock held of record by them and pay the reasonable expenses of such persons for forwarding the material.

     Only stockholders of record at the close of business on January 31, 2002, are entitled to notice of and to vote at the meeting. On that date, the Company had outstanding 1,955,044 shares of common stock, each of which is entitled to one vote.

                             ELECTIONS OF DIRECTORS

     The Articles of Incorporation of the Company provide that the number of directors shall be not less than five nor more than fifteen. The exact number will be determined by the vote of the stockholders, and a resolution will be offered at the meeting to fix the number of directors at nine.

     Each director will hold office for one year and until his successor is elected and qualified. It is the intention of the persons named in the accompanying proxy to vote in favor of the resolution fixing the number of directors at nine and in favor of the election of the nine nominees named below. If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. Management has, however, no reason to believe that any nominee will be unavailable.

     At the 2001 annual meeting of shareholders, 1,394,400 shares, or 71.3% of the 1,955,044 shares outstanding, voted. In excess of 99.8% of the shares cast were voted for election of each nominee for director.

     The information set forth below as to age, principal occupation or employment, and amount and nature of beneficial ownership of common stock of the Company has been furnished by each nominee for election. Unless otherwise indicated, (i) all nominees have been with the same organization in essentially the same position as listed below for the past five years, and (ii) the nominees own, with sole voting and investment power, the shares listed.

     The Company held seven Board of Directors meetings during 2001. Directors Freund and Hollins attended 100% of the meetings; Directors Alexander, Pruitt, Viccellio and Reaves attended six of the meetings; Director Savoy attended five of the meetings; Director Leach attended four meetings and Director Blake attended three.

                                                                First            Shares
                                 Occupation and other          Elected        Beneficially     Percent of
       Name and Age                  Directorships             Director          Owned            Class
--------------------------   -----------------------------   ------------   ----------------   -----------
Henry Chalkley               Director of Sweetlake Land &            1979            62,400          3.19%
Alexander  - 66              Oil Co., Inc., North                                    (1) (6)
                             American Land Co., Inc., H.
                             G. Chalkley & Sons, Inc.,
                             and Lacassane Co., Inc.


William D. Blake - 69        President of Lacassane Co.,             1966            59,036          3.02%
                             Inc., & Howell Industries,                              (2) (3)
                             Inc.; Director of Sweetlake
                             Land & Oil Co., Inc.

                                                                First            Shares
                                 Occupation and other          Elected        Beneficially     Percent of
       Name and Age                  Directorships             Director          Owned            Class
--------------------------   -----------------------------   ------------   ----------------   -----------
Troy A. Freund - 74          Petroleum Geologist,                    1984             7,863           .40%
                             individual proprietor

Arthur Hollins, III - 71     President of Calcasieu Real             1974            48,477          2.48%
                             Estate & Oil Co., Inc. and                              (3) (4)
                             President of PBA Properties,
                             Inc.


Laura A. Leach - 62          Chairman of the Board and               1996            69,434          3.55%
                             Secretary-Treasurer and                                 (5) (6)
                             Director of Sweetlake Land &
                             Oil Co., Inc. and North
                             American Land Co., Inc.;
                             Secretary-Treasurer of H. G.
                             Chalkley & Sons, Inc.;
                             Director of Lacassane Co.,
                             Inc.


Frank O. Pruitt - 73         President of PWK Timberland             1981            18,300           .94%
                             Corp.                                                     (7)


B. James Reaves, III - 67    Private investor, oil and               1986            21,600          1.10%
                             gas; estate mgmt; Director                                  (8)
                             of Lacassane Co., Inc.


Mary Watkins Savoy -62       Private Investments                     1998            17,158           .88%

Charles D. Viccellio - 68    Partner in Stockwell,                   1996            15,450           .79%
                             Sievert, Viccellio, Clements                            (3) (9)
                             & Shaddock, L.L.P.


All Directors and                                                                   319,718         16.35%
 Officers as a Group (9
 persons)

(1) Includes 11,250 shares owned by corporations of which Mr. Alexander is an officer and director.

(2) Includes 3,450 shares owned by Mr. Blake's wife and 3,825 shares held in trusts for which Mr. Blake or his wife serve as trustee of co-trustee. Includes 550 shares owned by a corporation of which Mr. Blake is a Director. Mr. Blake disclaims ownership of these shares.

(3) Mr. Hollins is President of the Company, Mr. Viccellio is its Vice-President and Secretary and Mr. Blake is also its Vice-President and Treasurer.

(4) Includes 34,238 shares owned by Mr. Hollins' children and former spouse, that Mr. Hollins has power to vote pursuant to an understanding. Mr. Hollins disclaims beneficial ownership of these shares.

(5) Includes 11,250 shares owned by corporations of which Mrs. Leach is an officer and director.

(6)  Mr. Alexander and Mrs. Leach are brother and sister.

(7) Includes 2,900 shares owned by Mr. Pruitt's wife and 1450 shares owned by a trust of which Mr. Pruitt's wife is trustee. Mr. Pruitt disclaims ownership of these shares.

(8) Includes 15,850 shares owned by a L.L.C. of which Mr. Reaves is managing partner and 2,000 shares owned by two trusts for which Mr. Reaves is trustee and disclaims ownership.

(9) Mr. Viccellio's law firm received $2,200 for legal work performed for the company in 2001.

Members of the Compensation Committee are Mr. Freund, Chairman, Mrs. Leach, and Mr. Reaves; Members of the Audit Committee are Mr. Pruitt, Chairman, Mrs. Leach, Mr. Alexander, and Mr. Reaves; Members of the Nominating Committee are Mr. Alexander, Chairman, Mr. Pruitt, and Mr. Reaves.

                      REMUNERATION AND OTHER TRANSACTIONS

Remuneration

     No director or officer of the Company received remuneration from the Company in excess of $14,800 for the year ended December 31, 2001. The total 2001 cash and cash equivalent remuneration to all directors and officers of the Company as a group was $46,700.

Other Transactions

     Calcasieu Real Estate and Oil Co., Inc. owns an undivided 1/6th in approximately 34,000 acres known as Walker Louisiana Properties. Mr. Hollins is President of PBA Properties, Inc. and Mr. Blake is manager of Blake Brothers, LLC, each of which also owns 1/6th in the same property.

Limitation of Liability

     Our certificate of incorporation limits the liability of our directors to the maximum extent provided by Louisiana law. Our by-laws provide that we will indemnify our officers and directors and may indemnify our employees and other agents to the fullest extent permitted by law. There is no pending litigation nor are we aware of any threatened litigation involving any of our directors, officers, employees or agents in which indemnification will be required or permitted.


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of four directors who are independent directors. Said committee adopted and operates under the written charter shown below which was approved by the Board of Directors.

     The Audit Committee has reviewed and discussed with management and the independent auditors the audited financial statements. In reliance on the review's and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in our annual report on Form 10-K, for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.


                                    AUDIT COMMITTEE

                                    Frank O. Pruitt (Chair)
                                    Henry C. Alexander
                                    Laura A. Leach
                                    B. James Reaves, III

                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS

I.  Audit Committee Purpose

       The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

       . Monitor the quality and integrity of the Company's financial reporting process and systems of internal controls regarding finance and accounting compliance.

       . Monitor the independence and performance of the Company's independent auditors and internal auditing function.

       . Provide an avenue of free and open communication among the independent auditors, management, the internal auditing function, and the Board of Directors.

       The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has unrestricted access to the independent auditors as well as anyone within the organization. The Audit Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.  Audit Committee Composition and Meetings

       The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

       Audit Committee members shall be appointed by the Board upon the recommendation of the President. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

       The Audit Committee shall meet as often as necessary and may have in attendance at its meetings such members of management and the independent auditors as it may deem necessary or desirable to carry out its oversight duties and responsibilities.

III.  Audit Committee Responsibilities and Duties

   Review Procedures

   1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.

   2. Review the interim and annual financial statements with management and discuss matters required to be discussed with the independent auditors (see items 8 and 9 below).

   3. In consultation with management and the independent auditors, consider the quality and integrity of the Company's financial reporting processes and controls (see items 10 and 11 below).

   4. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

   5. Approve the fees and other significant compensation to be paid to the independent auditors.

   6. On an annual basis, review and discuss with the independent auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board.

   7. Review the independent auditor's audit plan - discuss scope, staffing, locations. Reliance upon management, and independent audit and general audit approach.

   8. As applicable, discuss with management and the independent auditors any matters required to be communicated by the independent auditors under generally accepted auditing standards. Also, in such manner as may be deemed appropriate, review with management the Company's quarterly financial results prior to the release of earnings and/or the Company's quarterly financial statements prior to the filing of the Company's Quarterly Report on Form 10-Q. The Chair of the Committee may represent the entire Audit Committee for purposes of these reviews and such reviews may be conducted telephonically or in person.

   9. Review with management and the independent auditors the financial statement to be included in the Company's Annual Report on Form 10-K. This review should include consideration of the independent auditors' judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, discuss with management and independent auditors the results of the annual audit and any other matters required to be communicated to the Committee by the auditors under generally accepted auditing standards.

   10. Review significant findings prepared by the independent auditors together with management's response and follow-up to these reports.

       Internal Audit Function

   11. Review significant reports prepared by the internal audit function together with management's response and follow-up to these reports.

       Other Audit Committee Responsibilities

   12. Beginning not later than 2001, annually prepare a report to shareholders as required by the SEC. The report should be included in the Company's proxy statement.

   13. Perform any other activities consistent with this Charter, the Company's by-laws, and the governing law, as the Committee or the Board deems necessary or appropriate.

   14. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     McElroy, Quirk & Burch, Certified Public Accountants, acted as our independent auditors and audited our financial statements for the year ended December 31, 2001. We have been advised that McElroy, Quirk & Burch is independent with respect to us within the meaning of the Securities Act of 1933, as amended, and the applicable rules and regulations thereunder. The Audit Committee of the Board has selected McElroy, Quirk & Burch as independent accountants to audit our financial statements for 2002. Representatives of McElroy, Quirk & Burch will not attend the annual meeting, but will be available to respond to appropriate questions.

Audit Fees

     McElroy, Quirk & Burch fees for the 2001 audit and the quarterly reviews, including review of Forms 10-Q, are $10,600, of which $1,800 was billed through December 31, 2001. During 2001, the Company paid McElroy, Quirk & Burch $9,500 for the year 2000 audit.

All Other Fees

     Aggregate fees for all other services rendered by McElroy, Quirk & Burch for year 2001 were $1,000. In addition, Walker Louisiana Properties paid McElroy, Quirk & Burch audit fees totaling $9,000 during year 2001. The Audit Committee of our Board of Directors considers these services compatible with maintaining McElroy, Quirk & Burch's independence.


                                 OTHER MATTERS

     At the time of the preparation of this Proxy Statement, the Company had not been informed of any matters to be presented by, or on behalf of, the Company or its management, for action at the meeting other than those listed in the notice of meeting and referred to herein. If any other matters come before the meeting or any adjournment thereof, the persons named in the enclosed proxy will vote on such matters according to their best judgment.

     Stockholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it at once in the enclosed envelope.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Charles D. Viccellio
                           _____________________________________
                           Charles D. Viccellio
                           Vice-President and Secretary

Lake Charles, Louisiana
February 28, 2002

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                                     PROXY

     The undersigned hereby constitutes and appoints WILLIAM D. BLAKE and CHARLES D. VICCELLIO, or either of them acting in the absence of the other with power of substitution, the proxies of the undersigned to attend the annual meeting of shareholders of Calcasieu Real Estate & Oil Co., Inc. on April 25, 2002, and any adjournment thereof, and to vote the shares of said corporation standing in the name of the undersigned.

1.  TO SET THE NUMBER OF DIRECTORS AT NINE.

     [ ]   FOR    [ ]   AGAINST    [ ]   ABSTAIN

2.  TO ELECT DIRECTORS.

    FOR ALL NOMINEES LISTED BELOW  [ ]         WITHHOLD AUTHORITY [ ]
    (EXCEPT AS MARKED TO THE                   TO VOTE FOR ALL NOMINEES
    CONTRARY BELOW)                            LISTED BELOW

INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.

3.  HENRY C. ALEXANDER                  LAURA A. LEACH
    WILLIAM D. BLAKE                    FRANK O. PRUITT
    TROY A. FREUND                      B. JAMES REAVES, III
    ARTHUR HOLLINS, III                 MARY W. SAVOY
    CHARLES D. VICCELLIO

4. IN THEIR DISCRETION, TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy will be voted as specified. IF NO SPECIFIC DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH HEREIN.



DATE:  ________________      SIGNATURE: _________________________________

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.